UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06352

Voya Series Fund, Inc.

 (Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Road. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1 ):

Annual Report
March 31, 2016
Voya Money Market Fund
Classes A, B, C, I, L, O, and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

The Fed Guides Down
Dear Shareholder,
As expected, the U.S. Federal Reserve Board (“Fed”) left the federal funds interest rate unchanged at the March meeting of the Federal Open Market Committee (“FOMC”). The FOMC took the step, however, of ratcheting down guidance for only two interest rate hikes in 2016 rather than the four hikes telegraphed earlier. This should be positive for stocks and, given increased global liquidity, also for commodities and emerging markets by extension, though significant risks persist.
The change of guidance is likely a good move, as Fed policy may have been too reactive, chasing the economic data and market developments lower. Rather than retreating every quarter, the Fed is articulating a view that economic activity is expanding at a “moderate” pace and expecting to see labor markets “continue to strengthen.”
The move also aligns Fed policy a little more with the central banks of China, Europe and Japan, which are still focused on accelerating their economies. The global economy and financial markets appear to be responding positively to these efforts, the latter faster than the former. After a turbulent start to the year, however, it’s still an open question whether fundamentals such as corporate earnings growth can reestablish themselves without continued central bank support.
How do these thoughts fit into the context of your own investment portfolio? Volatility waxes and wanes in direct proportion to the degree of uncertainty in the markets — in uncertain times it’s especially important to vet decisions that potentially could impact your long-term potential for investment success. Resist the temptation to avoid losses by making short-term changes to your investments, a tactic highly likely to compromise your long-term goals. Before taking any action, thoroughly discuss with your financial advisor any changes of your circumstances and any possible responses.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 18, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2016

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken when China announced a 2% devaluation of the yuan, losing 8.36% for the fiscal half-year. A strong recovery in October stalled in November and unraveled in December. Concerns intensified into February before a dramatic rally left the Index down 4.56% for the fiscal year. (The Index returned -3.45% for the one year ended March 31, 2016, measured in U.S. dollars.)
U.S. economic data blew hot and cold. Employment showed the most consistent strength. By the end of March, 228,000 new jobs were being created monthly, on average. The unemployment rate fell to 4.9%, the lowest since February 2008. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. Gross domestic product (“GDP”) grew 3.9% annualized in the second quarter of 2015, after another harsh winter, before an inventory downturn and waning demand pegged it back to 2.0% in the third quarter and 1.4% in the fourth quarter. Industrial production was uneven, while purchasing managers’ indices in manufacturing signaled contraction in the last five months of the period. Retail sales were still showing no sustained acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. On December 16, the Federal Open Market Committee (“FOMC”) of the U.S. Federal Reserve Board finally announced a 0.25% increase in the federal funds interest rate as a first step in normalizing policy. The FOMC seemed to be projecting four more increases by the end of 2016.
China’s unexpected 2% devaluation of the yuan in August caused such market turmoil because it was handled so poorly and because it suggested that the Chinese economy, the largest single contributor to global growth in recent years, was weaker than had previously been admitted. China’s own market, represented by the Shanghai Stock Exchange Composite Index (“Shanghai Composite”), was already in retreat. By August 26, the Shanghai Composite was down 43% from its June 12 peak. As noted, global equities had fallen 8.36% by September 30.
Yet in the fourth quarter the feeling grew that concerns had been overdone. The Bank of China loosened monetary conditions and by early November, the Shanghai Composite had recouped over a quarter of its losses. The price of oil had fallen to a new multi-year low near the end of August, but rebounded sharply and edged further ahead in October. Global equities responded with an 11% bounce between late September and early November.
But it was not to last. Chinese authorities had been rattled by the violent reaction to the devaluation and in supporting the yuan, China’s foreign exchange reserves were falling by about $100bn per month. In early January a new bout of panic sent the Shanghai Composite down nearly 7%, triggering a recently introduced circuit-breaker, which was then quickly abandoned, adding to perceptions of incompetence. The yuan and the Shanghai Composite were falling again.
The oil price and global equities soon followed. Concerns re-emerged about the various areas of instability in global economies and markets, including the energy sector, already hard-hit by faltering demand and uncontrollable supply. Inflation was nowhere to be seen and to create it, negative bond yields were being encouraged by increasingly ineffectual central banks. Meanwhile the FOMC seemed headed in the opposite direction, a move condemned by some commentators as detached from reality, to the point of risking recession.
Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Saudi Arabia, Russia, Qatar and Venezuela unexpectedly agreed to freeze oil production. China set a GDP growth target of 6.5% – 7.0% for 2016 and hinted that the yuan had fallen far enough. In any event the Index recovered strongly from that date, adding 11.97% by March 31.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.92%; the Barclays High Yield Bond  — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 3.66%. According to Bloomberg in February, some 29% by value of world government bonds outstanding had negative yields.
U.S. equities, represented by the S&P 500® Index including dividends, returned 1.78% in the year through March. The defensive telecommunications sector did best, returning 18.74%. The worst performing sector was understandably energy, slumping 15.54%. S&P 500® earnings per share fell year-over-year in each of the last three quarters of 2015 and were set to fall again in the first quarter of 2016.
In currencies, the dollar lost 5.77% against the euro as the impact of further monetary easing in early March faded. The dollar gained 3.11% on the pound, mainly in the last few months as concerns grew over Britain’s possible exit from the European Union. The dollar lost 6.51% to the yen, again after a late move in response to market instability.
In international markets, the MSCI Japan® Index dropped 12.90%, all in 2016, on renewed concern over China’s slowdown and a rising yen. The MSCI Europe ex UK® Index sagged 12.62%, mostly in January and February. The financial sector was particularly hard hit by low (and in some cases negative) interest rates and deteriorating loan losses. The MSCI UK® Index fell 5.85%, a more evenly spread decline mostly concentrated in about a dozen multinationals in the financials, materials and energy sectors such as (respectively) HSBC, Glencore and BP.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2016 (as a percentage of net assets)

Asset Backed Commercial Paper	17.6%
Certificates of Deposit	14.8%
Financial Company Commercial Paper	14.0%
Government Agency Debt	12.6%
Other Note	10.2%
Investment Companies	9.6%
Other Commercial Paper	9.1%
Treasury Debt	2.0%
Treasury Repurchase Agreement	1.8%
Assets in Excess of Other Liabilities	8.3%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Money Market Fund* (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics: The major economic themes driving the short-term markets during the fiscal year ended March 31, 2016, were a modest U.S. economic recovery, a lagging global economy, an improving labor market but with significant slack and underemployment and inflation running below the long-term Federal Open Market Committee (“FOMC”) target of 2%. Perhaps most noteworthy, the FOMC raised short-term interest rates in December 2015 for the first time since 2006, as part of their longer-term normalization plan. The FOMC is looking to continue to increase rates in 2016 as economic and market conditions dictate further action.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and the total return of the Fund remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Fund continues to waive fees in order to maintain a 0.00% net yield, as do most of our competitors due to the historically low level of interest rates on money market securities.
The Fund followed the strategy of limiting interest rate risk by minimizing purchases of fixed rate securities with maturities beyond the FOMC meeting dates in the second half of 2015 to protect against a possible FOMC rate increase at their June, July, September and December 2015 meetings. In addition, the Fund maintained floating rate exposure of over 20% which allowed it to take advantage of higher interest rates now that the FOMC has started to raise rates and to take advantage of any future rate increases.
The Fund maintained excess daily and weekly liquidity over the required Security and Exchange Commission (“SEC”) mandated minimums, primarily through investments in repurchase agreements (“repo”), Treasury bills and agency discount notes, which resulted in a lower gross yield for the Fund during the period. Repo yields continued to average approximately seven basis points prior to the FOMC rate increase in December 2015 and approximately 30 basis points after the rate increase due to limited supply and excess demand during the period and were constrained by the rate paid on the Federal Reserve Reverse Repo program. The Fund held larger positions in Treasury bills and agency discount notes than we preferred due to the lack of higher yielding 7-day and shorter commercial paper and certificates of deposit in order to meet the SEC required liquidity minimums. During the first quarter of 2016, the Fund did not purchase corporate securities with maturities longer than May 2016 and purchased only longer term Treasury and agency securities with maturities beyond May in preparation for the conversion of the Fund from a prime fund to a government fund effective May 1, 2016. This limited the effective yield on those longer term purchases.
Current Strategy & Outlook: The FOMC projections for future rate increases at the December meeting based on their dot forecasts indicated that on average they anticipated four 0.25% rate increases in 2016 or approximately one every other meeting. The FOMC updated their “dot projections” in March, forecasting on average only two rate increases in 2016. The short-term funding markets quickly discounted future rate increases by the FOMC after the December meeting, projecting only one or at most two 0.25% rate increases in 2016. The markets further reduced their expectations below the FOMC’s prior to and following the March 2016 FOMC meeting. That is consistent with our base case expectation for the FOMC to raise rates much more slowly than their dot projections show.
On May 1, 2016, the Fund’s principal investment strategies were revised in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”).
Our current strategy for the Fund is to gradually shift our investment focus from a prime money market strategy and security selection to a government money market strategy and security selection during April 2016. We continue to limit our purchases of corporate securities that are not eligible for a government money fund to maturities prior to the end of April. At the same time, we will be increasing our exposure to U.S. Treasury securities and U.S government agency securities which will be eligible securities post conversion.
Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity, while looking for opportunities to extend our weighted average maturity when the market is pricing in higher than our expected future FOMC rate increases.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*
On November 19, 2015, the Board approved revisions with respect to the Fund’s principal investment strategies in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Fund’s name. All changes became effective May 1, 2016, and the Fund was renamed “Voya Government Money Market Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio•	Expenses Paid During the Year Ended March 31, 2016*	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio•	Expenses Paid During the Year Ended March 31, 2016*
Class A	$1,000.00	$1,000.20	0.28%	$1.40	$1,000.00	$1,023.60	0.28%	$1.42
Class B	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42
Class C	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42
Class I	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42
Class L	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42
Class O	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42
Class W	1,000.00	1,000.20	0.28	1.40	1,000.00	1,023.60	0.28	1.42

*
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

•
The annualized expense ratios reflect waivers of 0.41%, 1.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Money Market Fund, a series of Voya Series Fund, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Money Market Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Boston, Massachusetts
May 27, 2016

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2016

ASSETS:
Short-term investments at amortized cost	$186,865,232
Cash	8,241
Receivables:
Investment securities sold	19,665,174
Fund shares sold	240,157
Dividends	3,693
Interest	75,900
Prepaid expenses	33,245
Receivable due from manager	46,322
Other assets	25,369
Total assets	206,963,333
LIABILITIES:
Payable for investment securities purchased	999,971
Payable for fund shares redeemed	1,956,370
Payable for investment management fees	91,252
Payable for distribution and shareholder service fees	3,364
Payable for directors fees	2,582
Payable to directors under the deferred compensation plan (Note 5)	25,369
Other accrued expenses and liabilities	96,979
Total liabilities	3,175,887
NET ASSETS	$203,787,446
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$203,751,535
Distributions in excess of net investment income	(34,848)
Accumulated net realized gain	70,759
NET ASSETS	$203,787,446

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2016 (continued)

Class A
Net assets	$144,081,139
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	144,029,563
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$352,485
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	352,354
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$3,681,188
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,680,223
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$46,198,333
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	46,183,183
Net asset value and redemption price per share	$1.00
Class L
Net assets	$1,901,529
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,900,890
Net asset value and redemption price per share	$1.00
Class O
Net assets	$7,545,873
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	7,543,608
Net asset value and redemption price per share	$1.00
Class W
Net assets	$26,899
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	26,885
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended March 31, 2016

INVESTMENT INCOME:
Dividends	$23,054
Interest, net of foreign taxes withheld*	643,697
Total investment income	666,751
EXPENSES:
Investment management fees(1)	1,172,531
Distribution and shareholder service fees:
Class B	4,711
Class C	29,911
Class O	19,587
Transfer agent fees:
Class A	189,345
Class B	531
Class C	3,350
Class I	62,266
Class L	2,606
Class O	8,810
Class W	60
Administrative service fees(1)	18,240
Shareholder reporting expense	30,943
Registration fees	91,972
Professional fees	36,288
Custody and accounting expense	41,913
Directors fees	7,795
Miscellaneous expense	13,546
Interest expense	168
Total expenses	1,734,573
Net waived and reimbursed fees	(1,067,822)
Net expenses	666,751
Net investment income	—
REALIZED GAIN:
Net realized gain	106,784
Increase in net assets resulting from operations	$106,784
* Foreign taxes withheld	$62

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 3 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS:
Net realized gain	$106,784	$29,734
Increase in net assets resulting from operations	106,784	29,734
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(35,368)	(21,250)
Class B	(81)	(108)
Class C	(606)	(372)
Class I	(10,854)	(8,111)
Class L	(458)	(349)
Class O	(1,508)	(1,018)
Class W	(8)	(6)
Total distributions	(48,883)	(31,214)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	631,801,252	551,897,734
Reinvestment of distributions	47,065	30,214
	631,848,317	551,927,948
Cost of shares redeemed	(675,720,472)	(537,683,475)
Net increase (decrease) in net assets resulting from capital share transactions	(43,872,155)	14,244,473
Net increase (decrease) in net assets	(43,814,254)	14,242,993
NET ASSETS:
Beginning of year or period	247,601,700	233,358,707
End of year or period	$203,787,446	$247,601,700
Distributions in excess of net investment income at end of year or period	$(34,848)	$(34,199)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(4)	0.28	0.00*	144,081	—
03-31-15	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	0.00*	174,152	—
03-31-14	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00*	149,106	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	164,203	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	0.00*	166,570	—
Class B
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(4)	0.28	0.00	352	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(5)	0.19	(0.00)*	604	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(6)	0.20	0.00	1,224	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(7)	0.35	0.00	1,908	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.65	0.28(8)	0.28	0.00*	3,014	—
Class C
03-31-16	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(4)	0.28	(0.00)*	3,681	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(5)	0.19	0.00*	2,526	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(6)	0.20	(0.00)*	2,907	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(7)	0.35	0.00	2,105	—
07-29-11(9) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.65	0.28(8)	0.28	0.00*	2,040	—
Class I
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(4)	0.28	(0.00)*	46,198	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	59,514	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00	67,367	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	81,466	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	(0.01)	84,557	—
Class L(10)
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(4)	0.28	(0.00)*	1,902	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	2,464	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	(0.00)*	3,346	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	4,399	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	0.00*	5,526	—
Class O
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.96	0.28(4)	0.28	(0.00)*	7,546	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.93	0.19(5)	0.19	(0.00)*	8,302	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.92	0.20(6)	0.20	0.00	9,330	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.89	0.35(7)	0.35	0.00	10,679	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.90	0.28(8)	0.28	0.00*	11,048	—
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(4)	0.28	0.00	27	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	40	—
03-31-14	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00	78	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	99	—
07-29-11(9) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.65	0.28(8)	0.28	0.00*	29	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.41%, 1.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.49%, 1.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)
Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(9)
Commencement of operations.

(10)
For the years ended 2011 and 2012, Class C shareholders were converted to Class L shares of the Fund effective July 29, 2011.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are seven separate active series which comprise the Company. This report is for Voya Money Market Fund (“Money Market” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares and Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
On July 23, 2014, the SEC adopted amendments to money market fund regulation, which when implemented may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. Compliance with the amended money market fund regulation is generally required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of the Fund. The Board has not elected to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. On November 19, 2015, the Board approved revisions with respect to the Fund’s principal investment strategies in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Fund’s name. All changes became effective May 1, 2016 and the Fund was renamed “Voya Government Money Market Fund.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended March 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2016.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.400% on first $500 million, 0.350% on next $500 million, 0.340% on next $1 billion, 0.330% on next $1 billion and 0.300% in excess of  $3 billion. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive 0.02% of the administrative fee. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.
Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 3 — INVESTMENT MANAGEMENT FEES (continued)

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.500% on first $500 million, 0.450% on next $500 million, 0.440% on next $1 billion, 0.430% on next $1 billion and 0.400% in excess of  $3 billion. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through March 31, 2016 are reflected as investment management fees on the accompanying Statement of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive 0.02% of the management fee. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class B and Class C shares of the Fund have a distribution and shareholder services plan and Class O shares of the Fund have a shareholder services plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the year ended March 31, 2016, the Distributor waived $19,587 of such fees. Termination or modification of this obligation requires approval by the Board.
Voya Investments and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the year ended March 31, 2016, Voya Investments and the Distributor waived $965,976 of management fees and $34,622 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:
	Distribution Fee	Shareholder Servicing Fee
Class B	$3,533	$1,178
Class C	22,433	7,478
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any.
As of March 31, 2016, amounts of waived and/or reimbursed fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:
March 31,
2017	2018	2019	Total
$1,169,823	$1,158,426	$965,976	$3,294,225
The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2016, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges	$279
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	18.91%
Voya Investments Distributor, LLC	15.06
Voya Retirement Insurance and Annuity Company	22.09
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “Plan”), which allows eligible independent directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 6 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 22, 2015, the funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Post May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2016 the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$5,488,000	1.12%

NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2016	608,652,681	—	34,813	(638,836,833)	(30,149,339)	608,689,641	—	34,813	(638,836,832)	(30,112,378)
3/31/2015	533,333,401	—	21,139	(508,307,370)	25,047,170	533,333,401	—	21,139	(508,307,370)	25,047,170
Class B
3/31/2016	29,470	—	54	(281,491)	(251,967)	29,575	—	54	(281,491)	(251,862)
3/31/2015	3,083	—	94	(622,518)	(619,341)	3,083	—	94	(622,518)	(619,341)
Class C
3/31/2016	3,841,956	—	596	(2,688,859)	1,153,693	3,842,683	—	596	(2,688,859)	1,154,420
3/31/2015	2,848,327	—	334	(3,229,640)	(380,979)	2,848,327	—	334	(3,229,640)	(380,979)
Class I
3/31/2016	18,442,994	—	10,842	(31,793,386)	(13,339,550)	18,454,011	—	10,842	(31,793,386)	(13,328,533)
3/31/2015	14,058,932	—	8,102	(21,920,469)	(7,853,435)	14,058,932	—	8,102	(21,920,469)	(7,853,435)
Class L
3/31/2016	—	—	458	(564,115)	(563,657)	453	—	458	(564,115)	(563,204)
3/31/2015	455	—	348	(882,549)	(881,746)	454	—	348	(882,549)	(881,747)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 7 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class O
3/31/2016	725,324	—	294	(1,484,584)	(758,966)	726,700	—	293	(1,484,584)	(757,591)
3/31/2015	586,077	—	191	(1,615,266)	(1,028,998)	586,077	—	191	(1,615,266)	(1,028,998)
Class W
3/31/2016	58,163	—	9	(71,205)	(13,033)	58,189	—	9	(71,205)	(13,007)
3/31/2015	1,067,460	—	6	(1,105,663)	(38,197)	1,067,460	—	6	(1,105,663)	(38,197)
NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2016:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(649)	$649
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2016		Year Ended March 31, 2015
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$48,288	$595	$30,897	$317
The tax-basis components of distributable earnings as of March 31, 2016 were:
Undistributed Ordinary Income
$70,759
At March 31, 2016, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 9 — SUBSEQUENT EVENTS
Fund changes: On November 19, 2015, the Board approved revisions with respect to the Fund’s principal investment strategies in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. The Board has not elected to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. In addition, the Board also approved a revision to the Fund’s name. All changes became effective May 1, 2016 and the Fund was renamed “Voya Government Money Market Fund.”
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 17.6%
1,500,000		Barton Capital LLC, 0.356%, due 04/04/16	$1,499,949	0.7
3,250,000		Barton Capital LLC, 0.489%, due 04/20/16	3,249,177	1.6
2,500,000		Barton Capital LLC, 0.517%, due 04/06/16	2,499,819	1.2
2,000,000		Barton Capital LLC, 0.612%, due 04/01/16	2,000,000	1.0
10,000,000		Concord Minutement Capital Co., 0.514%, due 04/04/16	9,999,580	4.9
9,250,000		Crown Point Capital Co., 0.510%, due 04/04/16	9,249,615	4.5
750,000		Crown Point Capital Co., 0.582%, due 04/08/16	749,917	0.4
350,000		Thunder Bay Funding LLC, 0.459%, due 04/15/16	349,939	0.2
6,250,000	#	Thunder Bay Funding LLC, 0.638%, due 05/12/16	6,250,000	3.1
		Total Asset Backed Commercial Paper (Cost $35,847,996)	35,847,996	17.6
Certificates of Deposit: 14.8%
7,600,000		Mitsubishi UFJ Trust and Banking NY, 0.480%, due 05/03/16	7,600,000	3.7
1,000,000		Mitsubishi UFJ Trust and Banking NY, 0.750%, due 04/08/16	1,000,038	0.5
1,850,000		Norinchukin Bank NY, 0.510%, due 04/06/16	1,850,008	0.9
5,000,000		Royal Bank of Canada NY, 0.578%, due 05/13/16	5,000,000	2.4
9,700,000		Societe Generale NY, 0.470%, due 04/01/16	9,700,000	4.8
1,250,000		Sumitomo Mitsui Bank NY, 0.500%, due 04/05/16	1,250,003	0.6
350,000		Sumitomo Mitsui Bank NY, 0.700%, due 04/18/16	350,033	0.2
3,500,000		Svenska Handelsbanken NY, 0.575%, due 04/04/16	3,500,028	1.7
		Total Certificates of Deposit (Cost $30,250,110)	30,250,110	14.8
Financial Company Commercial Paper: 14.0%
500,000		ABN Amro Funding USA LLC, 0.571%, due 04/25/16	499,813	0.2
Principal Amount†			Value	Percentage of Net Assets
Financial Company Commercial Paper: (continued)
6,000,000		American Honda Finance, 0.418%, due 04/25/16	$5,998,360	2.9
5,000,000	#	Australia & New Zealand Banking Group, 0.780%, due 09/19/16	5,000,000	2.5
500,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.459%, due 04/19/16	499,887	0.2
500,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.479%, due 04/20/16	499,876	0.2
2,000,000		Credit Suisse New York, 0.490%, due 04/04/16	1,999,920	1.0
6,500,000		Nordea Bank AB, 0.561%, due 04/04/16	6,499,702	3.2
7,300,000		Sumitomo Mitsui Trust NY, 0.433%, due 04/29/16	7,297,587	3.6
300,000		Toronto Dominion Holding USA, 0.428%, due 04/28/16	299,906	0.2
		Total Financial Company Commercial Paper (Cost $28,595,051)	28,595,051	14.0
Government Agency Debt: 12.6%
500,000	Z	Federal Farm Credit Discount Notes, 0.650%, due 02/03/17	497,262	0.2
12,750,000	Z	Federal Home Loan Bank Discount Notes, 0.270%, due 05/25/16	12,744,775	6.2
6,000,000	Z	Federal Home Loan Bank Discount Notes, 0.310%, due 04/14/16	5,999,285	2.9
4,000,000	Z	Federal Home Loan Bank Discount Notes, 0.330%, due 04/20/16	3,999,284	2.0
1,750,000	Z	Federal Home Loan Bank Discount Notes, 0.330%, due 04/22/16	1,749,653	0.9
750,000	Z	Federal Home Loan Bank Discount Notes, 0.350%, due 05/04/16	749,760	0.4
		Total Government Agency Debt (Cost $25,740,019)	25,740,019	12.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
Investment Companies: 9.6%
9,500,000		BlackRock Liquidity Funds, TempCash, Institutional, 0.358%, due 04/01/16	$9,500,000	4.7
10,000,000		BlackRock Liquidity Funds, TempFund, Institutional, 0.408%, due 04/01/16	10,000,000	4.9
		Total Investment Companies (Cost $19,500,000)	19,500,000	9.6
Other Commercial Paper: 9.1%
3,750,000		Cargill Global Fund PLC, 0.367%, due 04/12/16	3,749,588	1.8
5,000,000		Cargill Global Fund PLC, 0.402%, due 04/06/16	4,999,722	2.5
9,750,000		KFW, 0.541%, due 04/28/16	9,746,124	4.8
		Total Other Commercial Paper (Cost $18,495,434)	18,495,434	9.1
Other Note: 10.2%
1,000,000		GE Capital International Funding Co., 0.964%, due 04/15/16	1,000,193	0.5
5,150,000		JPMorgan Chase Bank NA, 0.781%, due 09/22/16	5,150,095	2.5
725,000		Royal Bank of Canada, 2.875%, due 04/19/16	725,792	0.3
4,750,000	#	Svenska Handelsbanken AB, 0.484%, due 09/02/16	4,750,000	2.3
3,000,000		Toyota Motor Credit Corp., 0.652%, due 06/13/16	3,000,000	1.5
150,000		Toyota Motor Credit Corp., 0.908%, due 05/17/16	150,052	0.1
6,100,000		Wells Fargo Bank NA, 0.804%, due 09/21/16	6,100,000	3.0
		Total Other Note (Cost $20,876,132)	20,876,132	10.2

Principal Amount†			Value	Percentage of Net Assets
Treasury Debt: 2.0%
4,000,000	Z	United States Treasury Bill, due 04/28/16	$3,999,490	2.0
		Total Treasury Debt (Cost $3,999,490)	3,999,490	2.0
Treasury Repurchase Agreement: 1.8%
3,561,000		Deutsche Bank Repurchase Agreement dated 03/31/2016, 0.30%, due 04/01/16, $3,561,030 to be received upon repurchase (Collateralized by $3,567,600, U.S. Treasury Note, 1.50%, Market Value plus accrued interest $3,632,263 due 05/31/2020), 0.300%, due 04/01/16	3,561,000	1.8
		Total Treasury Repurchase Agreement (Cost $3,561,000)	3,561,000	1.8
		Total Investments in Securities (Cost $186,865,232)	$186,865,232	91.7
		Assets in Excess of Other Liabilities	16,922,214	8.3
		Net Assets	$203,787,446	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Certificates of Deposit	$—	$30,250,110	$—	$30,250,110
Other Note	—	20,876,132	—	20,876,132
Treasury Repurchase Agreement	—	3,561,000	—	3,561,000
Treasury Debt	—	3,999,490	—	3,999,490
Government Agency Debt	—	25,740,019	—	25,740,019
Asset Backed Commercial Paper	—	35,847,996	—	35,847,996
Financial Company Commercial Paper	—	28,595,051	—	28,595,051
Other Commercial Paper	—	18,495,434	—	18,495,434
Investment Companies	19,500,000	—	—	19,500,000
Total Investments, at fair value	$19,500,000	$167,365,232	$—	$186,865,232

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2016:
Counterparty	Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$3,561,000	$(3,561,000)	$—
Totals	$3,561,000	$(3,561,000)	$—

(1)
Collateral with a fair value of  $3,567,600 has been pledged in connection with the above treasury repurchase agreement.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Money Market Fund
All Classes	NII	$0.0000*
All Classes	STCG	$0.0002
All Classes	LTCG	$0.0000*

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
*
Amount rounds to $0.0000.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 - Present	Retired.	150	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 - Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	150	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	150	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); andVoya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January
2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January
2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Boston, Massachusetts 02111
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163052 (0316-052416)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 for year ended March 31, 2016 and $20,500 for year ended March 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for year ended March 31, 2016 and $2,525 for year ended March 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,273 in the year ended March 31, 2016 and $7,065 in the year ended March 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

3

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%. Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2016 and March 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Series Fund, Inc.	$9,798	$9,590

Voya Investments, LLC (1)	$178,050	$224,075

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2016